UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 26, 2017

Ocean Power Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33417 (Commission File Number)	22-2535818 (I.R.S. Employer Identification No.)
1590 Reed Road Pennington, New Jersey (Address of principal executive offices)	08534 (Zip Code)

(609) 730-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 26, 2017, Ocean Power Technologies, Inc. (the “Company”) entered into an Underwriting Agreement with Aegis Capital Corp., on behalf of the several underwriters (collectively, the “Underwriters”), for the public offering (the “Offering”) of 5,385,000 shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), and an additional 807,750 shares of Common Stock to cover any over-allotments, at a price to the public of $1.30 per share.

The Company expects to realize gross proceeds from the Offering of approximately $7,000,000, before deducting underwriting discounts and commissions and other offering expenses.

The offer and sale of the Common Stock is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-1 (Registration No. 333-217209) that was declared effective by the Securities and Exchange Commission (the “SEC”) on April 26, 2017, and is being made pursuant to a prospectus dated April 26, 2017, which is being filed with the SEC pursuant to Rule 424(b) of the Securities Act (the “Prospectus”). The Offering is expected to close on or about May 2, 2017, subject to satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, and indemnification obligations, including for liabilities under the Securities Act. Please see the “Underwriting” section of the Prospectus for an additional description of the Underwriting Agreement's material terms.

The foregoing description of the Underwriting Agreement is not complete and is qualified by reference to the complete document, which is filed as Exhibit 1.1 to this Form 8-K, and is incorporated herein by reference.

Item 8.01.	Other Events.

On April 27, 2017, the Company issued a press release announcing that it had priced the Offering of 5,385,000 shares of Common Stock, and an additional 807,750 shares of Common Stock to cover any over-allotments, at a price to the public of $1.30 per share. All of the shares to be sold in this offering will be sold by the Company. The offering is expected to close on or about May 2, 2017, subject to satisfaction of customary closing conditions. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

1.1*	Underwriting Agreement dated April 26, 2017, between Ocean Power Technologies, Inc. and Aegis Capital Corp., as representative of the several underwriters.

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5.1*	Opinion of Porter Hedges LLP with respect to the legality of the securities, including consent.

23.2*	Consent of Porter Hedges LLP (included in Exhibit 5.1).

99.1*	Press Release dated April 27, 2017.

* Filed herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2017

OCEAN POWER TECHNOLOGIES, INC.

/s/ George H. Kirby
George H. Kirby
Chief Executive Officer

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